UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT – October 10, 2023
(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8974	22-2640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

855 SOUTH MINT STREET, CHARLOTTE, NC..................................................28202
......(Address of principal executive offices).................................................(Zip Code)

 Registrant’s telephone number, including area code: (704) 627-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	HON	The Nasdaq Stock Market LLC
0.000% Senior Notes due 2024	HON 24A	The Nasdaq Stock Market LLC
3.500% Senior Notes due 2027	HON 27	The Nasdaq Stock Market LLC
2.250% Senior Notes due 2028	HON 28A	The Nasdaq Stock Market LLC
0.750% Senior Notes due 2032	HON 32	The Nasdaq Stock Market LLC
3.750% Senior Notes due 2032	HON 32A	The Nasdaq Stock Market LLC
4.125% Senior Notes due 2034	HON 34	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On October 10, 2023, Honeywell International Inc. (the “Company”) announced that, effective the first quarter of 2024, it will realign its business units comprising its Performance Materials and Technologies (PMT) and Safety and Productivity Solutions (SPS) reportable business segments by forming two new business segments: Industrial Automation and Energy and Sustainability Solutions. Industrial Automation will include Sensing and Safety Technologies, Productivity Solutions and Services, and Warehouse and Workflow Solutions, which are currently included in SPS, in addition to Process Solutions, which is currently included in PMT. Energy and Sustainability Solutions will include UOP and Advanced Materials, which are currently included in PMT. The Company also announced that it will rename its Aerospace and Honeywell Building Technologies reportable business segments to Aerospace Technologies and Building Automation, respectively, without any changes in the composition of such reportable business segments. Other operations will continue to be presented in Corporate and All Other, which is not a reportable business segment.

Item 2.02 Results of Operations and Financial Condition

On October 10, 2023, the Company issued a press release, which among other things, discusses third quarter 2023 guidance. The press release (the “Press Release”) is incorporated by reference into this Item 2.02 and attached hereto as Exhibit 99.

The information furnished pursuant to Item 2.02, including Exhibit 99, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In the Press Release, the Company also announced that Lucian Boldea, age 52, has been appointed to the newly created position of President and Chief Executive Officer of Industrial Automation, and Ken West, age 46, has been appointed to the newly created position of President and Chief Executive Officer of Energy and Sustainability Solutions. Both appointments will be effective January 1, 2024. Mr. Boldea and Mr. West will report to Vimal Kapur, Chief Executive Officer of the Company, and will each serve as an executive officer of the Company.

Mr. Boldea currently serves as President and Chief Executive Officer of PMT, a position he has held since October 2022. He joined Honeywell from Eastman Chemical where he was the Executive Vice President of Additives & Functional Products and Chemical Intermediates. Mr. Boldea joined Eastman in 1997 and held a variety of leadership roles during his tenure there, including Technology Director for Performance Chemicals and Intermediates, Director of Corporate Growth Platforms, and Vice President and General Manager of Specialty Plastics. Mr. Boldea holds a bachelor’s degree in chemistry from the University of West Florida, a doctorate in organic chemistry from the University of Florida, and an MBA in finance from the Wharton School of the University of Pennsylvania.

Mr. West currently serves as President of Honeywell UOP, a position he has held since July 2023. Mr. West joined Honeywell in 2018 and has served in roles of increasing responsibility in PMT, including President of the Advanced Materials business from January 2022 to July 2023, Vice President and General Manager of the Fluorine Products business from April 2021 to January 2022, Vice President and General Manager of the Life Sciences, Protective, and Industrial Products business from June 2020 to April 2021, and Vice President and General Manager of the Packaging and Composites business from October 2018 to June 2020. Prior to joining Honeywell, Mr. West worked for PPG Industries, where he served as Vice President of PPG’s Global Packaging Coatings business and Director of Specialty Products for PPG’s Architectural Coatings business. Mr. West holds a bachelor’s degree in mechanical engineering from Purdue University and an MBA from the Tepper School of Business at Carnegie Mellon University.

Item 8.01 Other Events

As discussed above under “Introductory Note” (and incorporating that disclosure into this Item 8.01), the Company announced that it will realign its business units, effective the first quarter of 2024. Under the realigned and renamed segment reporting structure, the Company’s reportable business segments will be Aerospace Technologies, Industrial Automation, Building Automation, and Energy and Sustainability Solutions. The Company’s internal and external reporting will be aligned to this structure effective the first quarter of 2024.

The foregoing changes have no impact on the Company’s historical consolidated financial position, results of operations, or cash flows. Effective with the reporting of first quarter 2024 results, the Company will report its financial performance based on these four reporting segments. To provide historical information on a basis consistent with this new reporting structure, the Company will make available later this year and in 2024 certain historical segment results, presented on a basis consistent with the new reportable business segment realignment. The recast segment financial information will not represent a restatement of previously issued financial statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed as part of this report:

Exhibit 99
Press Release dated October 10, 2023, entitled "Honeywell to Realign Portfolio to Three Powerful Megatrends: Automation, Future of Aviation, and Energy Transition" (furnished pursuant to Item 2.02 hereof).

Exhibit 104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 10, 2023	HONEYWELL INTERNATIONAL INC.

By: /s/ Anne T. Madden
Anne T. Madden
Senior Vice President and General Counsel